DESCRIPTION OF BUSINESS	12 Months Ended
Mar. 31, 2011
DESCRIPTION OF BUSINESS

1. DESCRIPTION OF BUSINESS

Makita Corporation (the “Company”) and its subsidiaries’ main products include drills, rotary hammers, demolition hammers, grinders and cordless impact drivers. The Company and its subsidiaries (collectively “Makita”) also manufacture and sell pneumatic tools and garden tools.

Domestic sales in Japan are made by the Company and domestic subsidiaries, while overseas sales are made almost entirely through sales subsidiaries and distributors under the Makita or Maktec brand name.

83.1% of consolidated net sales for the year ended March 31, 2011 were generated from customers outside Japan, with 42.5% from Europe, 13.6% from North America and 8.5% from Asia and 18.5% from other areas.

Makita’s manufacturing and assembly operations are conducted primarily at two plants in Japan and seven plants overseas, located in the United States, Germany, the United Kingdom, Brazil, China (two plants) and Romania.

In 2011, the Company established Makita Manufacturing (Thailand) Co, Ltd. The production is scheduled to start in the fiscal 2012.

The March 11, 2011 earthquake and resulting tsunami caused no significant disruption to Makita’s business and no significant damage to the Makita’s owned facilities and assets. Damage losses, which were charged to cost and expenses, for the year ended March 31, 2011 approximated ¥ 6 million. The most significant cost incurred as a result of the event pertains to cash donation totaling ¥ 50 million made by Makita to certain organization to assist it with restoration and repair activities in the affected areas.